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                                                                     Exhibit 1.1



                                7,500,000 Shares

                          PATINA OIL & GAS CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                               September__, 1997

SMITH BARNEY INC.
[MORGAN STANLEY & CO.]
c/o Smith Barney Inc.
388 Greenwich Street
New York, N.Y. 10013

         As Representatives of the Several Underwriters

Dear Sirs:

         Snyder Oil Corporation, a Delaware corporation (the "Selling Stockholder"), proposes to sell to the several Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 7,500,000 shares of common stock of the Patina Oil & Gas Corporation, a Delaware corporation (the "Company"). The Company's common stock, $0.01 par value, is hereinafter referred to as the "Common Stock" and the 7,500,000 shares of Common Stock to be sold to the Underwriters by the Selling Stockholder are hereinafter referred to as the "Firm Shares". The Selling Stockholder also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 1,125,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares".

         The Company and the Selling Stockholder wish to confirm as follows their respective agreements with you (the "Representatives") and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333-32671) under the Act (the "Registration Statement"), including a prospectus subject to completion relating to the Shares. The term "Registration Statement" as used in this Underwriting Agreement (the "Agreement"), means the initial registration statement (including all financial schedules and exhibits) and any registration statement increasing the size of the
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offering filed pursuant to Rule 462(b) of the Act (including all financial schedules and exhibits) (a "Rule 462(b) Registration Statement") as either may be amended at the time they become effective, or, if the initial registration statement and any Rule 462(b) Registration Statement became effective prior to the execution of this Agreement, as either may be supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act ("an Abbreviated Registration Statement"), the term "Registration Statement" as used in this Agreement includes the Abbreviated Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto.

         2. Agreements to Sell and Purchase. Subject to such adjustments as you may determine in order to avoid fractional shares, the Selling Stockholder agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions set forth herein, each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder at a price per share of $____________ (the "Purchase Price") that number of Firm Shares which bears the same proportion to the aggregate number of Firm Shares to be sold by the Selling Stockholder set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares




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increased as set forth in Section 12 hereof) bears to the aggregate number of
Firm Shares to be sold by the Selling Stockholder.

         The Selling Stockholder also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Selling Stockholder, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 1,125,000 Additional Shares from the Selling Stockholder. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Representatives shall give written notice to the Selling Stockholder of the exercise of the over-allotment option on behalf of the Underwriters and the notice shall specify the aggregate number of Additional Shares to be purchased and the date for payment and delivery thereof. The date specified in the notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased from the Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

         3. Terms of Public Offering. The Selling Stockholder has been advised by you that the Underwriters propose to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of Certificates for the Shares and payment for the Firm Shares for the accounts of the several Underwriters against payment of the Purchase Price therefor shall be made by wire transfer to the account designated by the Selling Stockholder in writing at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on ________,1997 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement among you, the Company and the Selling Stockholder.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date, as shall be specified in a written notice from you on behalf of the Underwriters to the Selling Stockholder of the Underwriters' determination to purchase a number, specified in such notice, of Additional


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Shares. The place of closing for any Additional Shares and the Option Closing
Date for such Shares may be varied by agreement among you, the Company and the Selling Stockholder.

         It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the Purchase Price for, the Shares, if any, which it has agreed to purchase. Smith Barney Inc. individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the Purchase Price for the Shares, if any, to be purchased by any Underwriter whose check has not been received by the Closing Date or the relevant Option Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds, with any transfer taxes thereon duly paid by the Selling Stockholder.

         5. Agreements of the Company. The Company agrees with each of the several Underwriters as follows:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

                  (b) The Company will advise the Representatives and, if requested by Smith Barney Inc. will confirm such advice in writing promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto or any order preventing or suspending the use of any Prepricing Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose, or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.


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                  (c) The Company will without charge, provide (i) to the
Representatives two signed copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) to each other Underwriter, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as such Underwriter may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as the Representatives may reasonably request, and (iv) to the Representatives two copies of the exhibits to the Incorporated Documents.

                  (d) The Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (f) below, file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised and furnished with a copy for a reasonable time prior to the proposed filing, or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

                  (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

                  (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as Representatives of the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will



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promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

                  (g) The Company will cooperate with you and counsel for the Underwriters and will arrange for the qualification of the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and will continue such qualification in effect for as long as may be necessary to complete the distribution of the Shares; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                  (i) During the period of five years hereafter, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) from time to time such other information concerning the Company as you may reasonably request.

                  (j) Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated (i) the Company will pay the costs and charges of any transfer agent or registrar and the cost of preparing stock certificates and (ii) the Company will pay all other expenses incident to the performance of the obligations of the Company hereunder, the expenses of printing all documents relating to the offering and the fees and expenses of listing the Shares on the New York Stock Exchange ("NYSE") or any other securities exchange; provided, however, that if this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 12 hereof or by notice given by you terminating this Agreement pursuant to Section 12 or Section 13 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

                  (k) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the pricing agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.





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                  (l) Except as provided in this Agreement or as required to effect the Concurrent Transactions (as defined in the Registration Statement), the Company will not sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock, for a period of 180 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.

                  (m) The Company has furnished to you lock-up letters, (each a "Lock-up Letter") in form and substance satisfactory to you, signed by each of its current officers, directors and stockholders identified on Schedule III attached hereto.

                  (n) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, (i) any action designed to cause or result that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii)(x) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares, or (y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Stockholder under this Agreement).

                  (o) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (p) The Company shall use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or Option Closing Date, as the case may be, and to use its best efforts to satisfy all conditions to the delivery of the Shares.

         6. Agreements of the Selling Stockholder. The Selling Stockholder agrees with each of the several Underwriters as follows:

                  (a) The Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

                  (b) The Selling Stockholder will pay all Federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Stockholder to the Underwriters.


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                  (c) The Selling Stockholder will do or perform all things
required to be done or performed by the Selling Stockholder prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

                  (d) The Selling Stockholder has executed or will execute a Lock-up Letter as provided in Section 5(m) above and will not prior to the expiration of 180 days after the date of the Prospectus, other than as required to effect the Concurrent Transactions, directly or indirectly offer, sell, solicit an offer to buy, make any short sale, pledge, grant any option to purchase, contract to sell, or otherwise dispose of or transfer any shares of Common Stock of the Company (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned by such holders in accordance with the rules and regulations of the Commission) or any securities convertible into or exercisable or exchangeable for such Common Stock (including shares of Common Stock which may be issued upon exercise of a stock option or warrant) or, in any manner, transfer all or a portion of the economic consequences associated with the ownership of the Common Stock of the Company (including, without limitation, by way of equity swap, hedging, or any other form of derivative transaction) without the prior written consent of the Representatives. In addition, during the Lock-up Period, the Selling Stockholder agrees not to exercise any registration rights held by the Selling Stockholder with respect to the Company's capital stock.

                  (e) Except as stated in this Agreement and in the Prepricing Prospectus and the Prospectus, the Selling Stockholder will not (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii)(x) sell, bid for, purchase, attempt to induce any person to purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of the Shares by such Selling Stockholder under this Agreement).

                  (f) The Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, within the period of time referred to in Section 5(f) hereof, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations or of any change in information relating to the Selling Stockholder or the Company or any new information relating to the Company or relating to any matter stated in the Prospectus or any amendment or supplement thereto as to which comes to the attention of the Selling Stockholder and that suggests that any statement made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented, if amended or supplemented) in order to comply with the Act or any other law.


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         7. Representations and Warranties of the Company. The Company
represents and warrants to and agrees with each Underwriter that:

                  (a) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied with the provisions of the Act.

                  (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus or instituted proceedings for that purpose, and each such Prepricing Prospectus has conformed to the requirements of the Act and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, not misleading, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Additional Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and will conform to the requirements of the Act, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph (b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter through you specifically for use in the preparation thereof.

                  (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied with the requirements of the Exchange Act and the rules and regulations thereunder, and any further Incorporated Documents so filed will, when they are filed, comply with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of




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
business, (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, (iii) except as disclosed in the Prospectus, there have been no transactions entered into by the Company with any of its directors, officers or affiliates, and (iv) except as disclosed in the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (e) There are no contracts or documents of the Company or any of its subsidiaries (the "Subsidiaries") that are required to be filed as exhibits to the Registration Statement by the Act that have not been so filed.

                  (f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Description of Capital Stock" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to the Concurrent Transactions referred to in the Prospectus); all the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares will be duly listed on the NYSE; the Shares to be sold by the Selling Stockholder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (g) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").

                  (h) All of the Company's Subsidiaries are listed in an exhibit to the Company's Annual Report on Form 10-K which is incorporated by reference into the Registration Statement. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to




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own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

                  (i) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act.

                  (j) Neither the Company nor any of the Subsidiaries is (i) in violation of its certificate or articles of incorporation or by-laws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, and no condition or state of facts exists, which with the passage of time or the giving of notice or both, would constitute such a default.

                  (k) Neither the offer, issuance, sale or delivery of the Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company or the Selling Stockholder of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Exchange Act and compliance with the securities or Blue Sky laws of various jurisdictions or applicable NYSE regulations, all of which have been or will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of the Subsidiaries or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

                  (l) The accountants, Arthur Andersen, LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

                  (m) The Company's financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries. The pro forma financial statements and "as adjusted" financial data and the related notes thereto included in the Registration Statement and Prospectus have been prepared in accordance with the applicable requirements of the Act and on the bases described therein and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (n) The execution and delivery of, and the performance by the Company of its obligations under, each of the Share Repurchase Agreement, the Confidentiality and Standstill Agreement, the Stock Purchase Agreement, the New Preferred Stock Investors Stock Option Agreement, the Stock Option Agreement with Thomas J. Edelman, the Thomas J. Edelman Employment Agreement and the Management Stock Purchase Agreement (collectively, the "Concurrent Transactions Agreements") as to which the Company is a party have been duly and validly authorized by the Company, and each of the Concurrent Transaction Agreements as to which the Company is a party has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder or thereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                  (o) The Company has obtained and delivered to Smith Barney Inc. Lock-up Letters, in the form attached hereto as Exhibit B, executed by each of the directors, officers and stockholders of the Company, each of which are named in Schedule III annexed hereto, to the effect that each person or entity will not, for a period of 180 days from the date hereof, without the Representatives' prior written consent, directly or indirectly, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock of the Company or any securities convertible into or exercisable for Common Stock of the Company owned by such person or with respect to which such person has the power of disposition. Immediately prior to the Closing Date, all of the holders of outstanding Common Stock, or outstanding options or rights to acquire Common Stock, will have entered into Lockup Letters.

                  (p) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

                  (q) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement and all the property described in the Prospectus as being held under lease by each of the Company and the Subsidiaries is held by it under valid, existing and enforceable leases. Except as set forth in the Registration Statement and Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                  (r) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus, the Prospectus or other materials, if any, permitted by the Act.

                  (s) The Company and each of the Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; the Company and each of the Subsidiaries has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company or any of the Subsidiaries.

                  (t) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (u) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (v) The Company and each of the Subsidiaries have filed all tax returns required to be filed, which returns are complete and correct, and has paid all taxes shown thereon as due and neither the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto. (except for any taxes which are being contested in good faith and for which adequate reserves have been established); there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or any of its Subsidiaries that might have a Material Adverse Effect; and all tax liabilities are adequately provided for on the books of the Company and its Subsidiaries.

                  (w) Other than the Selling Stockholder no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

                  (x) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registration, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing.

                  (y) The Company has complied with all provisions of Florida Statutes, Section517.075, relating to issuers doing business with Cuba.

                  (z) No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

                  (aa) To the best of their knowledge, belief and information, the Company and each of its Subsidiaries is not in violation of any applicable Federal, state or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or to the disposal to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of polychlorinated byphenyls (PCBs), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances, which violation would have a Material Adverse Effect, or which would materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement. In addition, and irrespective of such compliance, the Company and each of its Subsidiaries is not subject to any liabilities or environmental remediation or clean-up order, including any liability or class of liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.), which liability would have a Material Adverse Effect, or which would materially and adversely affect the properties or assets thereof or which would materially and adversely affect the consummation of this Agreement.

                  (bb) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably adequate and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect and the Company and its subsidiaries are in compliance with the terms of such policies in all material respects.

                  (cc) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (dd) [Conditions with respect to the Concurrent Transactions to be described].

         8. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter that:

                  (a) The Selling Stockholder now has, and on the Closing Date and any Option Closing Date will have, valid and marketable title to the Shares to be sold by the Selling Stockholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer.

                  (b) The Selling Stockholder now has, and on the Closing Date and any Option Closing Date will have, full legal right, power and authorization, and any approval required by law, to sell, assign transfer and deliver such Shares in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and marketable title to such Shares free and clear of any lien, claim, security interest, or other encumbrance.

                  (c) This Agreement, the Lockup Letter and the Concurrent Transaction Agreements, as to which the Selling Stockholder is a party have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and are the valid and binding agreements of such Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms.

                  (d) Neither the execution and delivery of this Agreement, the Lockup Letter or the Concurrent Transaction Agreements as to which the Selling Stockholder is a party nor the consummation of the transactions herein or therein contemplated by or on behalf of the Selling Stockholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is or may be bound or to which any of the Selling Stockholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to the Selling Stockholder or to any property or assets of the Selling Stockholder.

                  (e) The Registration Statement and the Prospectus, insofar as they relate to the Selling Stockholder, do not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (f) The Selling Stockholder does not have any knowledge or any reason to believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (g) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prospectus, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                  (h) Prior to the Closing Date, the Selling Stockholder has entered into each of the Concurrent Transactions Agreements to which it is a party and has taken all actions as are necessary and appropriate to cause the Concurrent Transactions to occur and all conditions precedent to the consummation of the Concurrent Transactions, other than the closing of the Offering contemplated by this Agreement, have been satisfied.

                  (i) For a period of 180 days from the date hereof, such Selling Stockholder will not, without the prior written consent of Smith Barney Inc., directly or indirectly offer to sell, sell, grant any option for the sale of, or otherwise dispose of, any Common Stock of the Company or any securities convertible into or exercisable for Common Stock of the Company owned by such Selling Shareholder or with respect to which such Selling Shareholder has the power of disposition, other than to the Underwriters pursuant to this Agreement.

         9.       Indemnification and Contribution


                  (a) The Company and the Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon (i) any breach by the Company or the Selling Stockholder of their respective representations, warranties and covenants contained herein or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus or in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (x) insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith and (y) insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any statement identified on Schedule IV attached hereto; provided, however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company or the Selling Stockholder may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or the Selling Stockholder, such Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.


                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Stockholder, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 (a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, its directors, any such officer, any Selling Stockholder, or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph
(c), such Underwriter shall have the rights and duties given to the indemnifying parties by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, the Selling Stockholder, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which any Underwriter may otherwise have.

                  (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided, that in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, the Selling Stockholder or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Selling Stockholder, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 12 hereof), and not joint.

                  (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Stockholder set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or the Selling Stockholder or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

         10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

                  (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have became effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the registration statement or the prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or its Subsidiaries not contemplated by the Prospectus, which in your opinion, as the

Representatives of the several Underwriters, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any officer or director of the Selling Stockholder which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as the Representatives of the several Underwriters, materially adversely affect the market for the Shares.

                  (c) You shall have received on the Closing Date, an opinion of Simpson, Thacher & Bartlett, LLP, counsel for the Company, dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, to the effect that:

                           (i) The Company is a corporation duly incorporated
and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole;

                           (ii) Each of the Subsidiaries is a corporation duly
organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or, to the best knowledge of such counsel after reasonable inquiry, any other security interest, lien, adverse claim, equity or other encumbrance;

                           (iii) Each Subsidiary is duly qualified to do
business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its Subsidiaries taken as a whole.

                           (iv) The authorized, issued and outstanding capital
stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock";

                           (v) All the shares of capital stock of the Company
have been duly authorized and validly issued, and are fully paid and nonassessable;

                           (vi) The Shares to be issued and sold to the
Underwriters by the Selling Stockholder hereunder have been duly authorized and validly issued, and are fully paid and nonassessable, and have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right that entitles or will entitle any person to acquire any Shares upon the issuance thereof by the Company;

                           (vii) Except as disclosed in the Prospectus, the
Company owns of record, directly or indirectly, all the outstanding shares of capital stock of each of the Subsidiaries free and clear of any lien, adverse claim, security interest, equity, or other encumbrance;

                           (viii) All issued and outstanding shares of capital
stock of each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right and are owned by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest;

                           (ix) The form of certificates for the Shares conforms
to the requirements of the Delaware General Corporation Law;

                           (x) The Registration Statement and all post-effective
amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                           (xi) Except as described in the Prospectus, there are
no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and

                           (xii) The Company has full corporate power and
authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and except as the enforceability of the Company's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally or by general equitable principles;

                           (xiii) Neither the Company nor any of the
Subsidiaries is presently (a) in violation of its respective certificate or articles of incorporation or bylaws, or (b) to such counsel's knowledge, in material breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of its property is bound that is material to the financial condition, earnings, operations, business or business prospects of the Company and its Subsidiaries taken as a whole, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or over any of their properties or operations; and

                           (xiv) The Company and each of the Subsidiaries has
full corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the business, properties, operations or financial condition of the Company and the Subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus;

                           (xv) The Company and the Subsidiaries own all
patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and Simpson, Thacher & Bartlett, LLP is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing;

                           (xvi) Neither the execution, delivery or performance
of this Agreement, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to the Registration Statement or to any Incorporated Document, or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company, the Subsidiaries or any of their respective properties;

                           (xvii) No consent, approval, authorization or other
order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act and the Exchange Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid sale of the Shares to the Underwriters as contemplated in this Agreement;

                           (xviii) The Registration Statement and the Prospectus
and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                           (xix) To the best knowledge of such counsel after
reasonable inquiry, (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, or to which the Company or any of the Subsidiaries, or any of their property, is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

                           (xx) To the best knowledge of such counsel after
reasonable inquiry, neither the Company nor any of the Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries;

                           (xxi) The statements in the Registration Statement
and Prospectus, insofar as they are descriptions of the Concurrent Transactions Agreements, the certificate or articles of incorporation and bylaws of the Company or other contracts, agreements or legal documents, or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown;

                           (xxii) There are no agreements, contracts,
indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be;

                           (xxiii) Except as described in the Prospectus, there
is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the

Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

                           (xxiv) Although counsel has not undertaken, except as
otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York; provided, that (1) each such local counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Representatives and is, in form and substance satisfactory to it and its counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (d) You shall have received on the Closing Date, an opinion of Vinson & Elkins, counsel for the Selling Stockholder, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

                           (i) This Agreement, the Lock-up Letter and the
Concurrent Transactions Agreements to which the Selling Stockholder is a party have each been duly authorized, executed and delivered by the Selling Stockholder and are valid and binding agreements of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                           (ii) To the knowledge of such counsel, the Selling
Stockholder has full legal right, power and authorization to enter into and perform its obligations under this Agreement and the Lock-Up Letter and the Concurrent Transactions Agreements to which the Selling Stockholder is a party, and any approval required by law, to sell, assign, transfer and deliver good and marketable title to the Shares which the Selling Stockholder has agreed to sell pursuant to this Agreement;

                           (iii) The execution and delivery of this Agreement,
the Lock-up Letter and the Concurrent Transactions Documents to which the Selling Stockholder is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, violate, result in a breach of or constitute a default under the terms or provisions of any agreement, indenture, mortgage or other instrument known to such counsel to which the Selling Stockholder is a party or by which any of them or any of their assets or property is bound, or any court order or decree or any law, rule, or regulation applicable to the Selling Stockholder or to any of the property or assets of the Selling Stockholder;

                           (iv) Upon delivery of the Shares pursuant to this
Agreement and payment therefor as contemplated herein the Underwriters will acquire good and marketable title to the Shares free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title; and

                           (v) Although counsel has not undertaken, except as
otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus or any Incorporated Document).

                  In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of New York, provided that (1) each such local counsel is acceptable to the Representatives, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the

Representatives and is, in form and substance satisfactory to it and its counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (e) You shall have received on the Closing Date an opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the matters referred to in clauses (vi) , (x), (xii), (xviii) and (xxiv) of the foregoing paragraph (c) and such other related matters as you may request.

                  (f) You shall have received letters addressed to you, as the Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Arthur Andersen, LLP substantially in form and substance satisfactory to you, to the effect that:

                           (i) they are independent accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act, the Exchange Act and the respect rules and regulations thereunder;

                           (ii) in their opinion, the audited consolidated financial statements and schedules audited by them and included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations;

                           (iii) on the basis of their limited review in accordance with standards established by the American Institute of Certified Public Accountants of any interim unaudited consolidated condensed financial statements of the Company and its consolidated subsidiaries incorporated in the Prospectus and the Registration Statement, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph, a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and each of its consolidated subsidiaries, and inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters, nothing came to their attention that cause them to believe that

                                    (A) the unaudited consolidated condensed
                  financial statements of the Company and its consolidated Subsidiaries incorporated in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus, and

                                    (B) at a specific date not more than five
                  business days prior to the date of such letter, there were any changes in the capital stock or increases in long-term debt of the Company and its consolidated Subsidiaries or any decreases in net current assets or stockholders' equity of the Company and its consolidated Subsidiaries, in each case compared with amounts shown on the June 30, 1997 unaudited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from June 30, 1997 to such specified date there were any decreases, as compared with the comparable period of the immediately preceding fiscal year or as compared with the comparable period of the immediately preceding fiscal quarter in net sales, income before extraordinary items and cumulative effect of a change in accounting principle or total or per share amounts of net income of the Company and its consolidated subsidiaries, except in all instances for changes, decrease or increases set forth in such letter; and

                           (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated Subsidiaries and appear in the Registration Statement and the Prospectus, in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 or in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1997, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated Subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

         In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof.

         References to the Registration Statement and the Prospectus in this paragraph (f) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

                  (g) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or Supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 10(g) and in Section 10(h) hereof.

                  (h) All the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by or on behalf of the Company to the effect set forth in this Section 10(h) and in
Section 10(i) hereof.

                  (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (j) All the representations and warranties of the Selling Stockholder contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by or on behalf of the Selling Stockholder to the effect set forth in this Section 10(i) and in Section 10(j) hereof.

                  (k) The Selling Stockholder shall not have failed at or prior to the Closing Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

                  (l) Prior to the Closing Date the shares of Common Stock which the Selling Stockholder agrees to sell pursuant to this Agreement shall have been listed, subject to notice of issuance, on the NYSE.

                  (m) The Selling Stockholder shall have furnished or caused to be furnished to you such further certificates and documents as you shall have requested.

                  (n) Each of the Concurrent Transactions shall have been consummated as described in the Registration Statement and be otherwise on terms acceptable to the Representatives in their discretion.

                  All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

                  Any certificate or document signed by any officer of the Company or the Selling Stockholder and delivered to you, as the Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company or the Selling Stockholder, as the case may be, to each Underwriter as to the statements made therein.

                  The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 10, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (m) shall be dated the Option Closing Date in question and the opinions called for by paragraphs
(c), (d) and (e) shall be revised to reflect the sale of Additional Shares.

         11. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by them of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Prepricing Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on NYSE; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; and (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholder.

         12. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company and the Selling Stockholder.

         If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more nondefaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

         Any notice under this Section 12 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         13. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company or the Selling Stockholder, by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on their respective parts to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled in any material respect (iii) trading in securities generally on the NYSE, the American Stock

Exchange or the Nasdaq National Market shall have been suspended or materially limited, (iv) a general moratorium on commercial banking activities in New York or Colorado shall have been declared by either federal or state authorities, or
(v) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         14. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first and third paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 7(b) and 9 hereof.

         15. Miscellaneous. Except as otherwise provided in Sections 5, 12 and 13 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 1625 Broadway, Suite 2000, Denver, Colorado 80202, Attention: Keith
M. Crouch, Esq., General Counsel; or (ii) if to the Selling Stockholder at 777 Main Street, Fort Worth, Texas 76102, Attention: Peter E. Lorenzen, Esq., General Counsel, or (iii) if to you, as Representatives of the several Underwriters, at Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 9 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

         16. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.


                                          Very truly yours,


                                          PATINA OIL & GAS CORPORATION


                                          ------------------------------
                                          Name:
                                          Title:

                                          SNYDER OIL CORPORATION


                                          ------------------------------
                                          Name:
                                          Title:


Confirmed as of the date first above
mentioned on behalf of themselves and the other several Underwriters named in Schedule
I hereto.

SMITH BARNEY INC.

As Representatives of the Several Underwriters


By SMITH BARNEY INC.


By:
    ------------------------------
      Name:
      Title:   Managing Director

By [MORGAN STANLEY & CO.]


By:
    ------------------------------
      Name:
      Title:

                                   SCHEDULE I

PATINA OIL GAS CORPORATION


  Name of                                             Number of
Underwriter               Firm Shares                Underwriter             Firm Shares
- -----------               -----------                -----------             -----------









                                                                            -------------
Total.....                                                                  -------------

                                   SCHEDULE II

Concurrent Transactions Agreements:

                                  SCHEDULE III

Current Holders of Unregistered Stock:

[List to be provided by the Company].

                                   SCHEDULE IV


[Forward-looking statements by the Company; to be agreed between the Underwriters and the Selling Stockholder]




                                     - 37 -